--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
           (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT)
                            ------------------------
                                 TOY BIZ, INC.
                                (NAME OF ISSUER)
                            ------------------------
                                 TOY BIZ, INC.

                           ANDREWS ACQUISITION CORP.
                           ANDREWS GROUP INCORPORATED
                       (NAME OF PERSONS FILING STATEMENT)
                            ------------------------
                 CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)
                            ------------------------

                                   892261108
                     CUSIP NUMBERS OF CLASSES OF SECURITIES
                            ------------------------

                   DANIEL J. WERTHER, ESQ.                                         BARRY F. SCHWARTZ, ESQ.
                        TOY BIZ, INC.                                             ANDREWS GROUP INCORPORATED
                     333 EAST 38TH STREET                                            35 EAST 62ND STREET
                      NEW YORK, NY 10016                                              NEW YORK, NY 10021
                  TELEPHONE: (212) 682-4700                                       TELEPHONE: (212) 572-8600

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:
                              ALAN C. MYERS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                           TELEPHONE: (212) 735-3000
                            ------------------------

This statement is filed in connection with (check the appropriate box):

a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13E-3(c) under the Securities

       Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c. / / A tender offer.

d. / / None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /x/

                           CALCULATION OF FILING FEE

    Transaction Valuation: $348,413,784*        Amount of Filing Fee: $69,683
------------------
* Estimated solely for purposes of calculating the filing fee and based, pursuant to Rule 0-11 under the Securities Exchange Act of 1934, as amended (the 'Act'), upon the purchase of (a) 8,014,265 shares of Class A Common Stock (which is the sum of (a) (i) 20,348,794, the number of outstanding shares of Class A Common Stock plus (ii) 1,321,471, which is the number of shares of Class A Common Stock issuable upon exercise of stock options, minus (iii) 13,656,000, which is the number of shares of Class A Common Stock to be purchased by Andrews Group prior to the Merger) for consideration of $22.50 per Share, (b) 7,394,000 shares of Class B Common Stock for consideration of $22.50 per share, and (c) 59,091 shares of Series A Preferred Stock for consideration of $29.24 (the consideration payable on June 30, 1997, the date on which either party to the Merger Agreement may terminate the Merger Agreement). Also in accordance with Rule 0-11 under the Act, the filing fee is determined by multiplying the amount calculated pursuant to the foregoing sentence by one-fiftieth of one percent.

/x/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

Amount previously paid:  $69,683

Filing Party:  Toy Biz, Inc.

Form or registration no.:  Schedule 14A

Date filed:  January 30, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INTRODUCTION

     This Rule 13e-3 Transaction Statement (this 'Statement') relates to the Agreement and Plan of Merger, dated as of December 27, 1996, by and among Andrews Group Incorporated, a Delaware corporation ('Andrews Group'), Andrews Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Andrews Group ('Acquisition'), and Toy Biz, Inc., a Delaware corporation (the 'Company'), and the proposed merger (the 'Merger') of Acquisition with and into the Company, which will result in the Company becoming a wholly owned subsidiary of Andrews Group. The Merger and the Merger Agreement are more fully described in the Proxy Statement.

     The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13e-3 and shows the location in the Company's preliminary proxy statement (the 'Proxy Statement') concurrently being filed with the Securities and Exchange Commission (the 'Commission') in connection with the proposed Merger, which contains information required to be included in response to the items of this Statement. A copy of the Proxy Statement is attached hereto as Exhibit (d)(1). The information in the Proxy Statement, including all exhibits thereto, is expressly incorporated by reference and responses to each item herein are qualified in their entirety by the provisions of the Proxy Statement.

                             CROSS REFERENCE SHEET
             (PURSUANT TO GENERAL INSTRUCTION F TO SCHEDULE 13E-3)

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO
      THE TRANSACTION.

      (a).......................................  Front Cover Page and 'SUMMARY--Transaction Parties' sections of the Proxy Statement are incorporated herein by this reference.

      (b)-(d)...................................  'INTRODUCTION;' 'SUMMARY--The Special Meeting;' 'THE SPECIAL
                                                  MEETING--Voting Rights and Vote Required' and 'MARKET PRICES OF
                                                  THE COMMON STOCK AND DIVIDEND POLICY' sections of the Proxy
                                                  Statement are incorporated herein by this reference.

      (e).......................................  'SUMMARY--The Merger Agreement' and 'SPECIAL FACTORS--Background
                                                  of the Merger' sections of the Proxy Statement are incorporated herein by this reference.

      (f).......................................  'CERTAIN OTHER AGREEMENTS--The Stock Purchase Agreements' section of the Proxy Statement is incorporated herein by reference.

 2.   IDENTITY AND BACKGROUND.

      This Statement is being jointly filed by Toy Biz, Inc. (the issuer of the class of equity securities which is the subject of the transaction), Andrews Group Incorporated and Andrews Acquisition Corp. (a wholly owned subsidiary Andrews Group).

      (a)-(d), (g)..............................  'INTRODUCTION;' 'SUMMARY--Transaction Parties' and 'DIRECTORS AND
                                                  EXECUTIVE OFFICERS OF MARVEL, ANDREWS GROUP, ACQUISITION AND THE
                                                  COMPANY' sections of the Proxy Statement are incorporated herein by this reference.

      (e), (f)..................................  To the best of the undersigneds' knowledge, except as described under 'DIRECTORS AND EXECUTIVE OFFICERS OF MARVEL, ANDREWS GROUP,
                                                  ACQUISITION AND THE COMPANY' section of the Proxy Statement which is incorporated herein by this reference, none of the persons with respect to whom information is provided in response to this
                                                  Item was during the last five years (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors)
                                                  or (ii) a party to a civil proceeding of a judicial or
                                                  administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
 3.   PAST CONTACTS, TRANSACTIONS OR
      NEGOTIATIONS.

      (a)(1)....................................  'SUMMARY;' 'SPECIAL FACTORS--Background of the Merger;' ' SPECIAL
                                                  FACTORS--Interest of Certain Persons in the Transaction;'
                                                  'CERTAIN OTHER AGREEMENTS--The Stock Purchase Agreements;' and
                                                  'SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT'
                                                  sections of the Proxy Statement are incorporated herein by this reference.

      (a)(2), (b)...............................  'SUMMARY;' 'SPECIAL FACTORS--Background of the Merger;'
                                                  '--Recommendations of the Special Committee and the Board of
                                                  Directors of the Company; Fairness of the Merger;' '--Opinion of
                                                  Financial Advisor;' '--Interests of Certain Persons in the
                                                  Transaction;' and ANNEX A sections of the Proxy Statement are incorporated herein by this reference.

 4.   TERMS OF THE TRANSACTION.

      (a).......................................  'SUMMARY--The Merger Agreement;' 'SPECIAL FACTORS;' 'THE MERGER
                                                  AGREEMENT' and 'THE ACQUISITION AGREEMENT' sections of the Proxy
                                                  Statement are incorporated herein by this reference.

      (b).......................................  'SPECIAL FACTORS--Interests of Certain Persons in the
                                                  Transaction;' 'THE MERGER AGREEMENT--Directors', and Officers',
                                                  Indemnification and Insurance;' 'CERTAIN OTHER AGREEMENTS--The
                                                  Stock Purchase Agreements' and '--Stockholders' Agreement and
                                                  Class B Voting Trusts' sections of the Proxy Statement are incorporated herein by this reference.

 5.   PLANS OR PROPOSALS OF THE ISSUER OR
      AFFILIATE.

      (a), (b), (d).............................  None.

      (c), (e), (f), (g)........................  'SPECIAL FACTORS--Certain Projections;' '--Conduct of the
                                                  Business following the Merger;' '--Certain Effects of the Merger'
                                                  and '--Interests of Certain Persons in the Transaction' sections of the Proxy Statement are incorporated herein by this reference.

 6.   SOURCE AND AMOUNT OF FUNDS OR OTHER
      CONSIDERATION.

      (a), (b)..................................  'SUMMARY--The Merger Agreement--Financing;' 'SPECIAL
                                                  FACTORS--Sources and Uses of Funds' and '--Opinion of Financial
                                                  Advisor' sections of the Proxy Statement are incorporated herein by this reference.


      (c), (d)..................................  Not Applicable.

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
 7.   PURPOSE(S), ALTERNATIVES, REASONS AND
      EFFECTS.

      (a)-(c)...................................  'SUMMARY;' 'SPECIAL FACTORS--Background of the Merger;'
                                                  '--Recommendations of the Special Committee and the Board of
                                                  Directors of the Company; Fairness of the Merger' and '--Certain
                                                  Effects of the Merger' sections of the Proxy Statement are incorporated herein by this reference.

      (d).......................................  'SUMMARY;' 'SPECIAL FACTORS--Certain Effects of the Merger;'
                                                  '--Recommendations of the Special Committee and the Board of
                                                  Directors of the Company; Fairness of the Merger;' '--Opinion of
                                                  Financial Advisor;' '--Conduct of the Business following the
                                                  Merger;' '--Certain Federal Income Tax Consequences' and 'THE
                                                  MERGER AGREEMENT' sections of the Proxy Statement are
                                                  incorporated herein by this reference.

 8.   FAIRNESS OF THE TRANSACTION.

      (a), (b)..................................  'SUMMARY'; 'SPECIAL FACTORS--Background of the Merger;'
                                                  'Recommendations of the Special Committee and the Board of
                                                  Directors of the Company; Fairness of the Merger;' '--Opinion of
                                                  Financial Advisor;' '--Interests of Certain Persons in the
                                                  Transaction;' '--Position of Andrews Group' 'ANNEX B--Opinion of
                                                  Financial Advisor' sections of the Proxy Statement are
                                                  incorporated herein by this reference.

      (c).......................................  'INTRODUCTION;' 'SUMMARY--The Special Meeting' and 'THE SPECIAL
                                                  MEETING--Voting Rights and Vote Required' sections of the Proxy
                                                  Statement are incorporated herein by this reference.

      (d).......................................  'SPECIAL FACTORS--Background of the Merger;'
                                                  '--Opinion of Financial Advisor' and 'ANNEX B-- Opinion of
                                                  Financial Advisor' sections of the Proxy Statement are
                                                  incorporated herein by this reference.

      (e).......................................  'SPECIAL FACTORS--Recommendations of the Special Committee and
                                                  the Board of Directors of the Company; Fairness of the Merger'
                                                  section of the Proxy Statement are incorporated herein by this reference.

      (f).......................................  Not applicable.

 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN

      NEGOTIATIONS.

      (a), (b)..................................  'SUMMARY;' 'SPECIAL FACTORS--Opinion of Financial Advisor;'
                                                  '--Background of the Merger' and 'ANNEX B--Opinion of Financial
                                                  Advisor' sections of the Proxy Statement are incorporated herein by this reference.

      (c).......................................  'ANNEX B--Opinion of Financial Advisor' section of the Proxy
                                                  Statement are incorporated herein by this reference.

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
10.   INTEREST IN SECURITIES OF THE ISSUER.

      (a), (b)..................................  'INTRODUCTION;' 'SPECIAL FACTORS--Background of the Merger;'
                                                  '--Interests of Certain Persons in the Transaction;' 'CERTAIN
                                                  OTHER AGREEMENTS--The Stock Purchase Agreements' and 'SECURITY
                                                  OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT' sections of the Proxy Statement are incorporated herein by this reference.

11.   CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS
      WITH RESPECT TO THE ISSUER'S
      SECURITIES................................  'SUMMARY;' 'SPECIAL FACTORS--Background of the Merger;'
                                                  '--Recommendations of the Special Committee and the Board of
                                                  Directors of the Company; Fairness of the Merger;' '--Opinion of
                                                  Financial Advisor;' '--Interests of Certain Persons in the
                                                  Transaction;' 'CERTAIN OTHER AGREEMENTS--The Stock Purchase
                                                  Agreements;'
                                                  '--Stockholders' Agreement and Class B Voting Trusts;' and
                                                  '--Company Registration Rights Agreement' sections of the Proxy
                                                  Statement are incorporated herein by this reference.

12.   PRESENT INTENTION AND RECOMMENDATION OF
      CERTAIN PERSONS WITH REGARD TO THE
      TRANSACTION.

      (a), (b)..................................  'INTRODUCTION;' 'THE SPECIAL MEETING--Voting Rights and Vote
                                                  Required;' 'SPECIAL FACTORS--Recom-
                                                  mendations of the Special Committee and the Board of Directors of
                                                  the Company; Fairness of the Merger' and 'CERTAIN OTHER
                                                  AGREEMENTS--The Stock Purchase Agreements' sections of the Proxy
                                                  Statement are incorporated herein by this reference.

13.   OTHER PROVISIONS OF THE TRANSACTION.

      (a).......................................  'STOCKHOLDERS' RIGHTS OF APPRAISAL' and 'ANNEX C--Excerpts from the General Corporation Law of the State of Delaware Relating to
                                                  the Rights of Dissenting Stockholders' sections of the Proxy

                                                  Statement are incorporated herein by this reference.

      (b).......................................  None.

      (c).......................................  Not applicable.

14.   FINANCIAL INFORMATION.

      (a).......................................  'SELECTED FINANCIAL INFORMATION' section of the Proxy Statement are also incorporated herein by this reference.

      (b).......................................  Not applicable.

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR
      UTILIZED.

      (a), (b)..................................  'INTRODUCTION;' 'SUMMARY--Special Factors--Opinion of Financial Advisor;'
                                                  'SPECIAL FACTORS--Opinion of Financial Advisor' and '--Sources and Uses of
                                                  Funds' sections of the Proxy Statement are incorporated herein by this reference.
16.   ADDITIONAL INFORMATION.                     See text of the Proxy Statement.

17.   MATERIAL TO BE FILED AS EXHIBIT.

      (a).......................................  Not applicable.

      (b).......................................  Exhibit (b)(1) Fairness Opinion of Wasserstein Perella & Co.,
                                                  Inc., dated December 24, 1996 (incorporated by reference to ANNEX
                                                  B to the Proxy Statement attached hereto as Exhibit (d)(1))
                                                  Exhibit (b)(2) Material distributed by Wasserstein Perella & Co.,
                                                  Inc, to the Special Committee of Toy Biz, Inc. on December 13,
                                                  1996 (to be filed by amendment)

      (c).......................................  Exhibit (c)(1) Agreement and Plan of Merger, dated as of December
                                                  27, 1996, by and among Andrews Group Incorporated, Andrews
                                                  Acquisition Corp. and Toy Biz, Inc. (incorporated by reference to
                                                  ANNEX A to the Proxy Statement attached hereto as Exhibit (d)(1))

                                                  Exhibit (c)(2) Stockholders' Agreement, dated as of March 2,
                                                  1995, among Isaac Perlmutter, Avi Arad, Isaac Perlmutter T.A., and Marvel Entertainment Group, Inc. (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q
                                                  for the quarter ended March 31, 1995.)

                                                  Exhibit (c)(3) Registration Rights Agreement, dated as of March
                                                  2, 1995, by and among the Company, Marvel Entertainment Group,

                                                  Inc., Isaac Perlmutter, Avi Arad and Zib Inc. (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on
                                                  Form 10-Q for the quarter ended March 31, 1995.)

                                                  Exhibit (c)(4) Stock Option Agreement, dated as of April 30,
                                                  1993, between the Company and Avi Arad (incorporated by reference to Exhibits 10.25, 10.26 and 10.26(b) to the Company's
                                                  Registration Statement on Form S-1, File No. 33-87268)

                                                  Exhibit (c)(5) Stock Purchase Agreement, dated as of November 20,
                                                  1996, between Andrews Group Incorporated and Avi Arad
                                                  (incorporated by reference to Exhibit B to Amendment No. 1 to
                                                  Schedule 13D filed by Andrews Group with respect to Toy Biz,
                                                  Inc.)

                                                  Exhibit (c)(6) Stock Purchase Agreement, dated as of November 20,
                                                  1996, by and among Andrews Group

               ITEM NUMBER AND CAPTION                               LOCATION IN PROXY STATEMENT
      ------------------------------------------  -----------------------------------------------------------------
                                                  Incorporated and Isaac Perlmutter, Isaac Perlmutter, T.A. and
                                                  Zib, Inc. (incorporated by reference to Exhibit A to Amendment
                                                  No. 1 to Schedule 13D filed by Andrews Group and Mafco Holdings
                                                  Inc. with respect to Toy Biz, Inc.)

                                                  Exhibit (c)(7) Voting Trust Agreement, dated as of March 2, 1995, by and among Marvel Entertainment Group, Inc., Avi Arad and the
                                                  Company (incorporated by reference to Exhibit 9.1 to the
                                                  Company's Registration Statement on Form S-1, File No. 33-87268).

                                                  Exhibit (c)(8) Voting Trust Agreement, dated as of March 2, 1995, by and among Marvel Entertainment Group, Inc., Isaac Perlmutter and the Company (incorporated by reference to Exhibit 9.2 to the
                                                  Company's Registration Statement on Form S-1, File No. 33-87268).

                                                  Exhibit (c)(9) Stock Purchase Agreement, dated as of December 27,
                                                  1996, by and between Andrews Group Incorporated and Marvel
                                                  Entertainment Group, Inc. (incorporated by reference to Exhibit C to Amendment No. 3 to the Schedule 13D filed by Andrews Group
                                                  Incorporated with respect to the Class A Common Stock of Toy Biz,
                                                  Inc.).

                                                  Exhibit (c)(10) Amendment to Stock Purchase Agreement, dated as of January 29, 1997, by and among Andrews Group Incorporated and
                                                  Avi Arad.

                                                  Exhibit (c)(11) Amendment to Stock Purchase Agreement, dated as of January 29, 1997, by and among Andrews Group Incorporated,

                                                  Isaac Perlmutter, Isaac Perlmutter T.A., and Zib Inc.

      (d).......................................  Exhibit (d)(1) Letter to Stockholders, Notice of Special Meeting
                                                  of Stockholders, Proxy Statement and form of the Proxy for the
                                                  Special Meeting of Stockholders of Toy Biz, Inc.

      (e).......................................  Exhibit (e)(1) Sections of the Delaware General Corporation Law
                                                  (incorporated by reference to ANNEX C to the Proxy Statement attached hereto as Exhibit (d)(1))

      (f).......................................  Not applicable.

                                        6

                                   SIGNATURE

     After due inquiry, and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

                                          ANDREWS GROUP INCORPORATED

                                          By:         /s/ GLENN DICKES
                                              ----------------------------------
                                                       Glenn P. Dickes
                                                   Senior Vice President

                                          ANDREWS ACQUISITION CORP.

                                          By:         /s/ GLENN DICKES
                                              ----------------------------------
                                                       Glenn P. Dickes
                                                       Vice President

                                          TOY BIZ, INC.

                                          By:        /s/ DANIEL J. WERTHER
                                              ----------------------------------
                                                      Daniel J. Werther
                                                  Executive Vice President

Dated: January 30, 1997

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION                                                                                      PAGE NO.
-------  ---------------------------------------------------------------------------------------------   ----------
  (a)     --   Not applicable.

  (b)     --   Exhibit (b)(1) Fairness Opinion of Wasserstein Perella & Co., Inc., dated December 24,
               1996 (incorporated by reference to Annex B to the Proxy Statement attached hereto as
               Exhibit (d)(1)).

               Exhibit (b)(2) Material distributed by Wasserstein Perella & Co., Inc. to the Special
               Committee of Toy Biz, Inc. on December 13, 1996 (to be filed by amendment)

  (c)     --   Exhibit (c)(1) Agreement and Plan of Merger, dated as of December 27, 1996, by and among Andrews Group Incorporated, Andrews Acquisition Corp. and Toy Biz, Inc.
               (incorporated by reference to Annex A to the Proxy Statement attached hereto as
               Exhibit (d)(1)).

               Exhibit (c)(2) Stockholders Agreement, dated as of March 2, 1995, among Isaac
               Perlmutter, Avi Arad, Isaac Perlmutter T.A., Marvel Entertainment Group, Inc., the
               Company, and Zib Inc. (incorporated by reference to Exhibit 10.1 to the Company's
               Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.)

               Exhibit (c)(3) Registration Rights Agreement, dated as of March 2, 1995, by and among the Company, Marvel Entertainment Group, Inc., Isaac Perlmutter and Avi Arad
               (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form
               10-Q for the quarter ended March 31, 1995.)

               Exhibit (c)(4) Stock Option Agreement, dated as of April 30, 1993, between the Company and Avi Arad (incorporated by reference to Exhibits 10.25, 10.26 and 10.26(b) to the
               Company's Registration Statement on Form S-1, File No. 33-87268)

               Exhibit (c)(5) Stock Purchase Agreement, dated as of November 20, 1996, between Andrews
               Group Incorporated and Avi Arad (incorporated by reference to Exhibit B to Amendment
               No. 1 to Schedule 13D filed by Andrews Group with respect to Toy Biz, Inc.)

               Exhibit (c)(6) Stock Purchase Agreement, dated as of November 20, 1996, by and among
               Andrews Group Incorporated and Isaac Perlmutter, Isaac Perlmutter, T.A. and Zib, Inc.
               (incorporated by reference to Exhibit A to Amendment No. 1 to Schedule 13D filed by
               Andrews Group and Mafco Holdings Inc. with respect to Toy Biz, Inc.)

               Exhibit (c)(7) Voting Trust Agreement, dated as of March 2, 1995, by and among Marvel
               Entertainment Group, Inc., Avi Arad and the Company (incorporated by reference to
               Exhibit 9.1 to the Company's Registration Statement on Form S-1, File No. 33-87268).

               Exhibit (c)(8) Voting Trust Agreement, dated as of March 2, 1995, by and among Marvel
               Entertainment Group, Inc., Isaac Perlmutter and the Company (incorporated by reference to Exhibit 9.2 to the Company's Registration Statement on Form S-1, File No. 33-87268).

               Exhibit (c)(9) Stock Purchase Agreement, dated as of December 27, 1996, by and between

               Andrews Group Incorporated and Marvel Entertainment Group, Inc. (incorporated by reference to Exhibit C to Amendment No. 3 to the Schedule 13D filed by Andrews Group
               Incorporated with respect to the Class A Common Stock of Toy Biz, Inc.).

               Exhibit (c)(10) Amendment to Stock Purchase Agreement, dated as of January 29, 1997, by and between Andrews Group Incorporated and Avi Arad.

               Exhibit (c)(11) Amendment to Stock Purchase Agreement, dated as of January 29, 1997, by and among Andrews Group Incorporated, Isaac Perlmutter, Isaac Perlmutter T.A., and Zib
               Inc.

  (d)     --   Exhibit (d)(1) Letter to Stockholders, Notice of Special Meeting of Stockholders, Proxy
               Statement and form of the Proxy for the Special Meeting of Stockholders of Toy Biz,
               Inc.

  (e)     --   Exhibit (e)(1) Sections of the Delaware General Corporation Law (incorporated by reference to Annex C to the Proxy Statement attached hereto as exhibit (d)(1)).

  (f)     --   Not applicable.